No.3154-0031

                            CERTIFIED TERRORISM LOSS
                              AGGREGATE QUOTA SHARE
                              REINSURANCE AGREEMENT

                                     between

                         PENN AMERICA INSURANCE COMPANY
                           PENN-STAR INSURANCE COMPANY
                         PENN-PATRIOT INSURANCE COMPANY

                                       and

                          AMERICAN RE-INSURANCE COMPANY



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                                                                    No.3154-0031


                                TABLE OF CONTENTS
                                -----------------

 ARTICLE                                                                 PAGE
 -------                                                                 ----

    I                 AFFILIATED COMPANIES                                1

    II                BUSINESS REINSURED                                  1

    III               TERRITORY                                           2

    IV                COMPLIANCE WARRANTY                                 2

    V                 EXCLUSIONS                                          3

    VI                REINSURANCE LIMITS                                 16

    VII               AGGREGATE ULTIMATE NET LOSS                        16

    VIII              EXTRA CONTRACTUAL
                      OBLIGATIONS                                        17

    IX                EXCESS JUDGMENTS                                   18

    X                 DECLARATORY JUFGMENT EXPENSE                       19

    XI                DEFINITIONS                                        19

    XII               FEDERAL TERRORISM EXCESS
                      RECOVERY                                           20

    XIII              PREMIUM                                            20

    XIV               REPORTS AND REMITTANCES                            21

    XV                ERRORS AND OMISSIONS                               22

    XVI               ACCESS TO RECORDS                                  22

    XVII              RESERVES AND TAXES                                 22

    XVIII             OFFSET                                             23

    XIX               INSOLVENCY                                         23

    XX                COMMENCEMENT AND
                      TERMINATION                                        24



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                                                                    No.3154-0031



                              FEDERAL TERRORISM ACT
                              AGGREGATE QUOTA SHARE
                              REINSURANCE AGREEMENT
                              ---------------------
                       (herein referred to as "Agreement")

This Agreement made and entered into by and between PENN AMERICA INSURANCE COMPANY and PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania and PENN-PATRIOT INSURANCE COMPANY of Richmond, Virginia (hereinafter collectively referred to as "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware corporation with administrative offices in Princeton, New Jersey (hereinafter referred to as "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or entity not a party to this Agreement.

                                    ARTICLE I
                                    ---------

AFFILIATED COMPANIES
--------------------

A. This Agreement is solely between the Company and the Reinsurer. When more than one insurance company is named as a party to this Agreement, the first reinsured company named shall be the agent of the other reinsured companies as to all matters pertaining to this Agreement. Any payments by the Reinsurer to any of the parties comprising the Company shall constitute payment from the Reinsurer to the Company under this Agreement.

B. The retention of the Company and the liability of the Reinsurer and all other benefits accruing to the Company as provided in this Agreement or any amendments hereto, shall apply to the reinsured companies comprising the Company as a group and not separately to each of the reinsured companies named in this Agreement.

                                   ARTICLE II
                                   ----------

BUSINESS REINSURED
------------------

The Company shall cede and the Reinsurer shall accept an 70% Quota Share participation in the Company's Aggregate Ultimate Net Loss arising from Insured Losses under the Terrorism Risk Insurance Act of 2002 (the Act) occurring during the term of this Agreement, up to but not exceeding the Reinsurer's maximum limit of liability as provided herein. The reinsurance provided hereunder shall apply only to Insured Losses arising under all written policies, contracts, and binders of insurance (hereinafter collectively referred to as "Policies" and individually referred to as "Policy") under all lines of business


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                                                                    No.3154-0031


to which the
Act is applicable, which are underwritten by the Company that are in force new or renewed during the term of this Agreement.

                                   ARTICLE III
                                   -----------

TERRITORY
---------

This Agreement shall be limited to Insured Loss within the territorial boundaries covered under the Policies reinsured hereunder as further delineated or limited by the Act.

                                   ARTICLE IV
                                   ----------

COMPLIANCE WARRANTY
-------------------

A. The Company warrants that it will seek to obtain coverage under the Terrorism Risk Insurance Act and will comply with all provisions of the Terrorism Risk Insurance Act necessary to obtain coverage thereunder, with respect to all property and casualty insurance as defined in the Act, written by the Company, including but not limited to the prescribed notice and offer of coverage and the disclosures of premium to the policyholder as required under the Act.

B.       The Company further warrants that:
        1. for any policy where the insurer receives a written statement from the insured that affirmatively authorizes an exclusion; or
        2. where the insured fails to pay the premium charged for providing terrorism coverage, an exclusion for such terrorism coverage will be attached to the Company's policy as permitted under law.

C. The Company shall charge no less than 5% of all other Total Gross Premium for Certified Terrorism coverage on each policy covered hereunder unless:
        1. The original insured declines such terrorism coverage in accordance with the Act and such declination is not prohibited by law.
        2.      Otherwise prohibited from doing so by law.

D. The Company warrants that all reinsurance in place at the inception of each Agreement Year hereunder shall remain unchanged during such Agreement Year or so deemed.

E. The Company and the Reinsurer have mutually agreed to the Company's underwriting guidelines for Terrorism as respects certified acts of terrorism. The Company warrants that these guidelines shall be applied to all business reinsured hereunder and shall remain unchanged unless agreed to in writing by American Re-Insurance prior to the implementation of any such changes. The terms and conditions of this Agreement shall take precedence over any other agreement between the Company and the Reinsurer regarding such guidelines.


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                                                                    No.3154-0031




F. It shall be deemed that the Company will purchase umbrella facultative reinsurance covering Extra Contractual Obligations and Excess Judgments liability as defined within this Agreement for an amount equal to and in addition to the umbrella policy limit, subject to an annual aggregate limit of $5,000,000. Facultative reinsurance coverage for any umbrella extra contractual obligations or excess judgments liability shall inure to the benefit of this Agreement.

                                    ARTICLE V
                                    ---------

EXCLUSIONS
----------

A. This Agreement does not apply to and specifically excludes:

        1. Any loss, cost or expense arising under a subscription placement coverage.

                "Subscription placement" as used herein shall mean insurance coverage provided by the Company where two or more insurers provide coverage under layered policies for any one insured where the total amount of insurance for such insured from all sources is $25,000,000 or more.

        2. Property risks having a total insurable value greater than $50,000,000.

        3. The Company's liability and any related expenses, beyond circumscribed policy provisions, including but not limited to, punitive, exemplary, consequential or compensatory damages resulting from a claim of an insured or an insured's assignee against the company its agents or employees, except as provided by the Extra Contractual Obligations and Excess Judgments Articles.

        4. Business derived from any Pool, Association (including Joint Underwriting Associations), Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments. This exclusion shall not apply to automobile assigned risks or workers' compensation assigned risks which may be currently or subsequently covered hereunder, except such assigned risks arising from property or umbrella coverages.

        5. Liability of the Company arising from its participation or membership, whether voluntary or involuntary, in any insolvency fund, including any guarantee fund, association, pool, plan or other facility which provides for the assessment of, payment by, or assumption by the Company of a part or the whole of any claim, debt, charge, fee or other obligations of an insurer, or its successors or assigns, which has been declared insolvent by any authority having jurisdiction.

        6. Except as respects Workers' Compensation business hereunder, liability excluded by the provisions of the following Nuclear clauses



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                                                                    No.3154-0031


                attached  hereto.   The  word  "Reassured"  used  therein  means
                "Company."

                USA:
                    - Liability - Reinsurance No. 1B
                    - Physical Damage - Reinsurance No. 2
                    - Physical Damage and Liability
                      (Boiler and Machinery) - Reinsurance    No. 3.

                Canada:
                    - Liability - Reinsurance  Canada Pre 1985 - Physical Damage
                    - Reinsurance  Canada Pre 1985 -  Liability  -  Reinsurance
                      Canada Post 1985 - Physical Damage - Reinsurance Canada Post 1985
                    - Physical Damage and Liability Canada -Reinsurance (Boiler
                      and Machinery)

                  As respects Workers Compensation business hereunder, operations employing the process of nuclear fission or fusion or handling of radioactive material, which operations include but are not limited to:

                  1. the use of nuclear reactors such as atomic piles, particle accelerators or generators, or
                  2. the use, handling or transportation of radioactive materials, or
                  3. the use, handling or transportation of any weapon of war or explosive device employing nuclear fission or fusion

                  The preceding exclusions a., b., and c. do not apply to:

                  a. the exclusive use of particle accelerators incidental to ordinary industrial or educational research pursuits, or
                  b. the exclusive use, handling or transportation of radio isotopes for medical or industrial use;

                  c.       radium or radium compounds.

         7. Coverage provided by the Company to insurance, or reinsurance companies, captives, brokers or risk retention groups (each hereinafter referred to as "insured" for purposes of this exclusion) which provide insurance against liability of the insured for any damages resulting from alleged or actual tortious conduct by the insured in the handling of claims brought against any policyholders of the insured or in the handling of any other business matters with or on behalf of any policyholders.

         8.       The following coverages:

                  a.       Financial Guarantees;
                  b.       Credit and Fidelity Coverage;
                  c.       Surety Bonds;



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                                                                    No.3154-0031


                  d.       Warranty Coverage;
                  e.       Political Risk Coverage;
                  f.       Currency Exchange Coverage;
                  g.       Forgery Coverage; or
                  h.       Kidnap, Extortion or Ransom Coverage.

         9.       Aggregate Excess of Loss or Stop Loss Coverages.

         10.      Retroactive  Coverage,   except  in  connection  with  unknown
                  incidents, covered under a claims made coverage.

         11. Coverage provided on a co-indemnity basis with another insurer, reinsurer or other entity including an insured under the Company's policy; however, this exclusion does not apply to the standard co-insurance provisions of a policy and facultative reinsurance inuring to the benefit of this Agreement.

         12. Coverage underwritten or accepted by any third party except the binding authority granted by the Company to its duly authorized agents.

         13. Coverage written specifically to insure or reinsure punitive damages.

         14.      Entertainment   business,   including   but  not  limited  to,
                  Commercial   Negative   Film   Coverage,   Cast  Coverage  and
                  Completion Bond Coverage.

         15. The Company's liability and any related expenses, beyond circumscribed policy provisions, including but not limited to, punitive, exemplary, consequential or compensatory damages, resulting from a claim of an insured or an insured's assignee against the Company its agents or employees, except as provided for in the Extra Contractual Obligations and Excess Judgments Articles.

         16. All reinsurance assumed by the Company, except intra-Company pooling arrangements.

         17. All loss, cost or expense arising out of, resulting as a consequence of or related to War. "War", as utilized herein, shall mean war whether or not declared, civil war, martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority. However, this Agreement shall exclude from recovery any Extra Contractual Obligations or Excess Judgments loss from any umbrella policy covered under the Company's General Liability And Commercial Umbrella Liability Quota Share Reinsurance Agreement.

                  To the extent there is no Insurance Service Office, Inc. current standard coverage form for a type of coverage reinsured under this agreement, "War" as utilized herein shall mean war whether or not declared, civil war,



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                                                                    No.3154-0031


                  martial law, insurrection, revolution, invasion, bombardment or any use of military force, usurped power or confiscation, nationalization or damage of property by any government, military or other authority.

         18. All loss, cost or expense directly or indirectly arising out of, resulting as a consequence of or related to Pollution whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss.

                  "Pollution" means any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.

                  This exclusion shall not apply to the extent that such liabilities would be covered under the current standard unendorsed coverage forms issued by Insurance Services Office, Inc. for each type of coverage reinsured under this Agreement.

         19. Space or space-related risks such as, but not limited to, satellites, spacecraft, launch sites and launch vehicles including cargo and freight carried therein, in all phases of operation.

         20.      a.       Any  coverage   written   specifically  to  apply  to
                           Internet exposures; or

                  b. Any loss, cost or expense arising out of or related to the Internet, except if covered under any coverage not written or endorsed specifically to apply to Internet exposures. Notwithstanding the above referenced exception, the reinsurance provided under this agreement shall not apply to the following persons, entities or exposures, except for in force policies with effective dates prior to 9/1/01 and covered under this Agreement:

                           (1) Internet Service Providers, meaning any person or entity providing access to the Internet, content over the Internet or connection to the Internet; or
                           (2) Application Service Providers, meaning any person or entity that provides software and associated services to a subscriber base across an area network; or
                           (3) Internet Backbone Providers, meaning any person or entity that routes or provides channels for packets that transport data from point to point on the Internet; or
                           (4) Any person or entity that derives ninety percent or more of gross revenue or conducts or executes ninety percent or more of business transactions on or through the Internet; or



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                                                                    No.3154-0031


                           (5)      Any   person   or   entity   that   provides
                                    electronic mail services; or

                           (6)      Any   person   or  entity   that   develops,
                                    supplies,    and/or   installs    encryption
                                    software for use on the Internet.

                  "Internet" as utilized in this exclusion shall mean, the international computer network of interoperable packet switched data networks, also known as the worldwide web or worldwide network of computers.

         21. All Workers' Compensation business, except for Employers' Liability Stop Gap coverage.

         22.      All automobile Liability business when written as such.

B. The reinsurance provided under this Agreement for Liability business, other than Workers Compensation, and Automobile Liability business, shall not apply to the following:

         1. Professional Liability or Errors and Omissions Coverage other than for the following:
                  a.       "Beau-T-Pak";
                  b.       Barbers;
                  c.       Opticians;
                  d.       Veterinarians that treat household pets;
                  e.       Morticians;
                  f.       Clergy;
                  g.       Employee Benefits Liability (E&O Coverage);
                  h.       Druggists;
                  i.       "Day Care Pak";
                  j.       "Adult Day Care;
                  k.       "Health Club Pak";
                  l.       "Instructor Pak";
                  m.       In-Home Day Care;
                  n.       "Pet Pak";
                  o.       "Wellness Pak"; or
                  p.       Massage Program.

         2.       Directors'  and  Officers'  Liability  Coverage,   except  for
                  Condominiums and Homeowners Associations.

         3.       The  following  coverages:
                  a.       Product recall;
                  b.       Product tampering;
                  c.       Product integrity impairment; or
                  d.       Product guarantee.



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                                                                    No.3154-0031


         4. Coverage provided under or for liability arising from any federal law, including but not limited to; USL&H, Jones Act, Defense Base Act, Federal Employers' Liability Act, Outer Continental Shelf Lands Act, the Federal Coal Mine Health and Safety Act of 1969, the Non-appropriated Fund Instrumentality's Act, any other federal law awarding damages for violation of those laws or regulations issued there under and any amendments to any of the aforementioned laws or regulations.

         5.       Securities Act Liability Coverage (S.E.C. Liability).

         6.       Personal Umbrella Liability Coverage.

         7.       Environmental Impairment Liability Coverage.

         8.       Products   Liability   Coverage   written  without  an  annual
                  aggregate limit.

         9. Employer's liability and/or common law liability of employer's to their employees when coverage is provided under Worker's Compensation Coverage.

         10.      Protection and Indemnity Liability Coverage.

         11.      Primary  coverage written on a deductible basis or excess of a
                  self-insured   retention  when  such  deductible  or  retained
                  amounts are greater than $50,000.

         12.      Uninsured or Underinsured Motorists Coverage.

         13. Advertising or Personal Injury Liability Coverage for any person or entity whose business is advertising, broadcasting, publishing or telecasting.

         14. Aircraft and airports as respects coverage for all liability arising out of the ownership, maintenance or use of aircraft and/or flight or ground operations.

         15. Blanket or all-risk type coverage, commonly known as Organizational Liability, Organization Liability, Operational Liability, Integrated Risk, Enterprise Risk or under similar names, written in, or endorsed to, a policy covering all types of losses incurred by, or claims against, an entity; provided, however, that this exclusion shall not include any named-peril grant of coverage which contemplates specifically enumerated types of claims or losses.

         16. Liability, including any related expenses directly or indirectly arising out of, resulting as a consequence of, or related to employment-related practices, including, but not
                  limited  to   liability   related  to   harassment,


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                                                                    No.3154-0031


                  wrongful termination or discrimination, whether under coverage written as such or otherwise.

         17. Liability including any related expenses, arising out of the Employee Retirement Income Security Act of 1974 and amendments thereto.

         18. Liability including any related expenses, directly or indirectly arising out of, resulting as a consequence of or related to Sexual Misconduct, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss for the Company's Day Care Pak, In Home Day Care Pak or Adult Day Care policies, except for in force policies with effective dates prior to 9/1/01, and for Day Care Pak, In Home Day Care Pak or Adult Day Care policies of the Company where the insured purchases the Company's buy-back coverage or when the Company attaches the Penn-America S2092 (03/04) abuse and molestation exclusion.

                  "Sexual Misconduct" as utilized herein shall include, sexual molestation, sexual harassment, sexual abuse, any verbal or nonverbal communication, behavior, or conduct with sexual connotations or the infliction of physical, emotional or psychological injury whether for purpose of sexual gratification, discrimination, intimidation, coercion or other sexual purpose, regardless of whether such action or resulting injury is alleged to be intentionally or negligently caused.

         19. All loss, cost or expense directly or indirectly, arising out of, resulting as a consequence of, or related to the manufacture, distribution, testing, remediation, removal, storage, disposal, sale, use of or exposure to the following, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss:
                  a.       Asbestos  or   materials   or   products   containing
                           asbestos;
                  b.       2.4,5  Trichloroacetic  acid ("2,4,5-1") or 2.3,7,8 -
                           TCDD;
                  c. Diethylstilbestrol ("DES") in any dosage or form Any intrauterine device ("IUD");
                  d. Any product containing silicone, which is in any form injected or implanted into the body;
                  e.       Phen-fen;
                  f.       Dioxin;
                  g.       Polychlorinated biphenyls;
                  h.       Lead or materials or products containing lead;
                  i.       Latex gloves;
                  j.       Polybutylene piping (acrylonitrile-butadine-styrene);
                           or
                  k. Bio-engineered products, including any food products or therapeutic or diagnostic pharmaceutical products which are developed using some form of bioengineering.


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                                                                    No.3154-0031



         20. All loss, cost or expense directly arising out of, resulting as a consequence of, or related to Electromagnetic Radiation related to the manufacture or generation of:
                  a.       Electric power and/or power lines;
                  b.       Cellular phones;
                  c. Radio and TV broadcasting and/or towers except for insured's with total sales less than $500,000;
                  d.       Computers;
                  e.       Electric blankets;
                  f.       Military radar or weapons;
                  g.       Police or weather radar;
                  h.       Satellite stations;
                  i.       Magnetic resonance imaging equipment;
                  j. X-ray equipment, except sales that are 10% or less of insured's total sales; or
                  k.       Microwave ovens;

                  "Electromagnetic Radiation" as used herein, shall include magnetic energy waves, fields or forces generated, produced, distributed, transmitted or maintained by charges, currents, frequencies, forces of energy or electricity."

         21.      Products Liability or Completed  Operations  Liability related to:
                  a. Drugs, except for liability arising from the retail sale or wholesale distribution of drugs by insureds not engaged in their manufacture;
                  b. Chemicals, except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture;
                  c. Insecticides and pesticides, except sales that are 20% or less of insured's total sales;
                  d.       Aircraft or aircraft parts;
                  e. Animal feed, other than custom-blended grains without chemical or pharmacological additives, except sales that are 20% or less of insured's total sales;
                  f. Cosmetics manufacturing, except for the manufacture of soaps or shampoos where the insured's receipts are less than 10% of total sales or skin and hair care products prepared at beauty salons or similar establishments,
                  g. Tobacco and tobacco products, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of tobacco products by insureds not engaged in their manufacture;
                  h. Automobiles, trucks, motorcycles and all-terrain vehicles or component parts critical to the operation of the foregoing, but this exclusion shall not apply to the liability arising from the retail sale or wholesale distribution of component parts critical or non-critical to the operation of the foregoing not engaged in their manufacture;


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                                                                    No.3154-0031

                  i. Fiberglass, but this exclusion shall not apply to liability arising from the retail sale or wholesale distribution of fiberglass products by insureds not engaged in their manufacture;
                  j. Firearms, except sales that are 20% or less of insured's total sales;
                  k.       Medical equipment;
                  l. Elevator or hoist manufacturing, installation, inspection, service or repair;
                  m. Security and alarm system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01; or
                  n. Fire suppression system manufacturing, installation, inspection, service or repair, except for coverage as provided for in the Company's guidelines as of 9/01/01.

         22. Wrecking or demolition of buildings, structures, watercraft or aircraft, except for buildings six stories or less.

         23. Railroad, subway and street railway construction, operation or maintenance, excepting sidetrack agreements.

         24.      Bridge,   tunnel,  dam  or  reservoir  design,   construction,
                  operation or maintenance.

         25. Mining, except insureds with receipts from quarry operations of less than 5% of total sales.

         26. Onshore or offshore gas or oil drilling operations, pipelines, or wells.

         27.      Mill or grain elevator operation.

         28. Manufacture, assembly, packing, handling, processing, transportation, sale, storage or detonation of fireworks, fuses, nitroglycerine, ammonium nitrate, magnesium, celluloid, pyroxylin, ammunition, explosives or any product in which an explosive substance is an ingredient, or component part.

                  The term "explosive substance," as used herein, is any substance manufactured for the express purpose of exploding as differentiated from those commodities, other than those commodities specified in this exclusion, which are only fortuitously explosive, such as gasoline, fuel oil, or dyestuffs.

         29. Manufacture, production, refining, storage, sale, distribution or transportation of natural or artificial fuel, gas, butane, methane, propane, other liquefied petroleum gases, gasoline or gases or air under pressure, except this exclusion does not apply to gasoline at hardware stores, convenience stores and automobile service stations storing gasoline on

                                                                    No.3154-0031



                  premises for retail sale, fuel oil dealers, and LPG sales that are 20% or less of the insured's total sales.

         30.      Stevedoring.

         31.      Ski lodges, lifts, cable cars and tows.

         32. Shipbuilding, ship repair, ship breaking, dry dock, and quays or wharf operations.

         33.      Watercraft over 50 feet in length.

         34. Amusement parks, amusement devices (other than coin operated devices), fairs, exhibitions, carnivals, circuses and zoos (other than petting zoos), except when written within the guidelines of the of the Company's Special Events Program.

         35.      Sports  or  other   entertainment   events  with  an  expected
                  capacity, at any one time, of 25,000 or more people.

         36. Arenas, grandstands, stadiums, theatres, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more.

         37. Electric and gas utilities and the municipalities, authorities and all boards, commissions, or entities responsible for administering or controlling these utilities.

         38. Governmental agencies, entities, or political subdivisions of a state or municipalities with a population of 50,000 or more, except for insureds required to name the local municipality as a named insured for special events.

         39. Insurance companies, agents, brokers, or risk retention groups, inspection services, claims services and rating bureaus, unless coverage for errors and omissions is excluded under the policy reinsured.

         40.      School boards or school districts.

         41. Nursing homes and nursing home care, except for adult day care centers or the Family Home Care Program when written within the Company guidelines as of 9/01/01.

         42. Banks and other financial institutions unless the Company's coverage contains a financial institution endorsement agreed to by the Reinsurer.



                                      -12-


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                                                                    No.3154-0031


         43. Contractors engaged in the construction, erection or exterior maintenance of structures in excess of six stories, except for window washers or power washing operations.

         44.      Crop-dusting.

         45.      Insureds   in   the   business   of   scaffold    manufacture,
                  installation, repair, removal or rental.

         46.      Inverse condemnation liability.

         47. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

         48. All loss, cost or expense, directly or indirectly arising out of or related to the liability of Contractors for Residential Construction in Arizona, California, Colorado, Nevada, Oregon, New York, Texas and Washington.

                  "Contractors" shall mean all developers, general contractors and subcontractors who sub out more than 50% of their work.

                  "Residential Construction" shall mean all development, design, building or other construction, improvements, site selection, surface or subsurface site preparation, or any work, products or component parts thereof, or services provided in relation to any of the foregoing, involving property intended in whole or in part for residential habitation, or any common or public areas or facilities related thereto.

                  Notwithstanding the foregoing, "Residential Construction" shall not include repair work, remodeling or any other contracting work which is begun after the date of initial occupancy provided such work is unrelated to or not completing work begun prior to the date of initial occupancy.

C. In the event the Company is inadvertently bound on any exclusion enumerated under paragraph B, the reinsurance provided under this Agreement shall apply until discovery by the Company of the existence of the inadvertent binding and for 30 days thereafter, and shall then cease unless, within the 30-day period, the Company has received from the Reinsurer written notice of its approval of such binding.

D. The reinsurance provided under this Agreement for Property business shall not apply to the following:

         1.       Difference in Conditions Coverage.


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                                                                    No.3154-0031


         2.       Ocean Marine Coverage.

         3. Mortgage impairment insurance and similar kinds of insurance, however styled.

         4.       Mining including mining equipment.

         5.       Aviation business.

         6.       The following coverages:
                  a.       Product recall;
                  b.       Product tampering;
                  c.       Product integrity impairment; or
                  d.       Product guarantee.

         7.       Excess   Coverage,   meaning   coverage   written   to   apply
                  specifically in excess over underlying insurance.

         8.       Boiler and Machinery Coverage.

         9.       Livestock Mortality or Fertility Coverage.

         10.      Furriers' and Jewelers Block Coverage.

         11.      Contingency business interruption risks of any kind.

         12. Transmission and distribution lines other than those within 500 feet of an insured's premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverage are not subject to this exclusion provided that these are not part of a transmitter's or distributor's policies.

         13.      All onshore or  offshore:
                  a.       gas and oil drilling risks;
                  b.       petrochemical risks;
                  c.       pipeline risks; or
                  d.       well risks.

         14. Flood, surface water, waves, tidal water or tidal waves, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not; provided, however, this exclusion shall not apply to losses covered under automobile physical damage policies or Inland Marine Policies.

         15. Earthquake, landslide and other earth movement provided, however, this exclusion shall not apply to automobile physical damage coverage or Inland Marine Policies.

                                                                    No.3154-0031


         16.      Railroad property, rolling stock, tracks or roadbeds.

         17.      Fine arts collections exceeding $5,000,000 in total value.

         18. Mobile homes, except mobile home parks written on a commercial lines basis with less than 25% of the mobile homes being owned by the insured.

         19.      Risks having total insurable value of more than $50,000,000.

         20.      Growing, standing or drying crops and timber.

         21. Watercraft except watercraft insured under personal property floaters.

         22.      Bridges, dams and tunnels.

         23. All loss, cost or expense arising out of, resulting as a consequence of or related to poultry products, operations or exposures, including but not limited to; poultry houses, poultry processing operations, live birds, processed birds, egg laying operations, egg processing operations or eggs.

         24.      As respects Property risks:

                  a. Any one risk at any one location where the risk Total Insured Value (hereinafter TIV), inclusive of all coverages is greater than $50,000,000; or

                  b.       The  aggregate  TIV  for  all  risks  insured  by the
                           company  at  any  one  location,   inclusive  of  all
                           coverages is greater than $50,000,000; or

                  c.       Any of the  following  risks  (i.e.,  owners  of, not
                           tenants in):
                           1.       Airlines or Airports
                           2. Apartments, Condos, or Co-Operatives (i.e., Urban Only and greater than 25 stories)
                           3.       Bridges  (i.e.,  greater  than  300  feet in
                                    length)
                           4.       Casinos of Las Vegas and Atlantic City only
                           5. Chemical Manufacturing or Distributing Companies except for liability arising from the retail sale or wholesale distribution of household chemicals by insureds not engaged in their manufacture
                           6. Convention or Exhibition Centers (i.e., Urban only) with an expected capacity, at any one time, of 25,000 or more
                           7.       Dams (i.e., greater than 300 feet in length)
                           8.       Defense or Aerospace Industries
                           9. Department Stores that are part of malls over 1,000,000 sq. feet
                           10. Financial Institutions (i.e., Building. and Time Element coverages or multiple locations (i.e., Office Schedules of greater than 10,000 sq. feet per location))
                           11. Government buildings (i.e., Federal or State) and National Landmarks

                                                                    No.3154-0031


                           12. High Tech Manufacturing Companies and Telecommunication Companies with Total Insured Values greater than $5,000,000.
                           13.      Hospitals (i.e., Urban only)
                           14. Hotels (i.e., Urban only and greater than 25 stories)
                           15. Internet Companies and Major Media Companies with Total Insured Values greater than $5,000,000.
                           16. Office Buildings (i.e., Urban only and greater than 25 stories)
                           17.      Oil and Gas  Manufacturing  or  Distributing
                                    Companies
                           18.      Public School Districts (i.e., Urban only)
                           19.      Port or Transit Authorities
                           20.      Railroads
                           21.      Shopping Malls over 1,000,000 sq. feet
                           22. Arenas, grandstands, stadiums, theatres, halls and any other indoor venue with an expected capacity, at any one time, of 25,000 or more.
                           22. Tunnels (i.e., greater than 300 feet in length)
                           23.      Universities (i.e., Urban only)
                           24.      Utilities electric, gas, water & sewer

                                   ARTICLE VI
                                   ----------

REINSURANCE LIMITS
------------------

The Reinsurer's maximum liability hereunder shall not exceed $7,000,000, being 70% of the first $10,000,000, during the Agreement Year.

                                   ARTICLE VII
                                   -----------

AGGREGATE ULTIMATE NET LOSS
---------------------------

A. The term "Aggregate Ultimate Net Loss" shall mean the sum or sums paid by the Company for losses as covered herein for which it is liable under policies reinsured hereunder including any extra contractual obligations as provided within the Extra Contractual Obligations Article, any excess judgments as provided within the Excess Judgments Article, any Loss Adjustment Expenses as defined within Paragraph B below, and any declaratory judgment expense as provided within the Declaratory Judgment Expense Article, to the extent qualified and reimbursable under the Act, which are within the Insurer Deductible or Company Retained Amount as determined under the Act. All sums hereunder shall first be subject to deductions for all other reinsurances whether collectible or not that are applicable to losses hereunder, and any subrogation or salvage received. The Reinsurer's liability shall not increase by reason of the inability of the Company to collect from any other reinsurer, for any reason, any amount that may be due from such reinsurer.

B. The term "Loss Adjustment Expenses" shall mean all expenses which have been paid by the Company in the investigation, adjustment, settlement or defense of

                                                                    No.3154-0031



         specific losses covered herein for which it is liable under policies of the Company reinsured hereunder, (also including salaries and expenses of salaried adjusters associated therewith), but not including office, administrative or overhead expenses of the Company or salaries and expenses of its officials and employees.

C. In the event of the insolvency of the Company, "Aggregate Ultimate Net Loss" shall be as otherwise defined herein except it shall include the sum or sums which the Company has incurred for losses as covered herein for which it is liable instead of the sum or sums paid by the Company for losses as covered herein for which it is liable, and payment by the reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the INSOLVENCY Article.

D. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's Aggregate Ultimate Net Loss.

E. Except as otherwise provided herein, the Company shall pay or credit the Reinsurer with its proportionate share of any subrogation, salvage or other amounts recovered by the Company applying to the losses hereunder.

                                  ARTICLE VIII
                                  ------------

EXTRA CONTRACTUAL OBLIGATIONS
-----------------------------

A. As reinsured under this Agreement, the Company shall be protected for any Extra Contractual Obligation. (Such Extra Contractual Obligation shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

B. "Extra Contractual Obligation" shall be defined as those liabilities not covered under any other provision of this Agreement, and any legal costs and expenses incurred in connection therewith, which arise from the Company's handling of any claim on business covered hereunder, including but not limited to, the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in rejecting an offer of settlement, in the preparation of the defense, in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

                                                                    No.3154-0031


C. For the purpose of the application of this Agreement, an Extra Contractual Obligation shall be deemed to have arisen on the same date as the original loss that gave rise to the Extra Contractual Obligation.

D. This Article shall not apply where the Extra Contractual Obligation has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent, or an employee of the Company or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

E. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Extra Contractual Obligation covered hereunder, whether collectible or not.

F. The coverage provided under this Article shall not apply where the laws, regulations or public policy of an applicable jurisdiction would prohibit such coverage. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                   ARTICLE IX
                                   ----------

EXCESS JUDGMENTS
----------------

A. As reinsured under this Agreement, the Company shall be protected for any Excess Judgment awarded by a court of competent jurisdiction against the Company. (Such Excess Judgment shall be added to the amount of the award or settlement within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement.)

B. "Excess Judgment" shall mean any amount in excess of the Company's policy limits, but otherwise within the coverage terms of the policy, that is paid by the Company, together with any legal costs and expenses incurred in connection therewith, resulting from the failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud, or bad faith, in discharging its duty to defend, in preparing the defense in an action against its insured or in discharging its duty to prepare or prosecute an appeal consequent upon such action.

                                                                    No.3154-0031


C. This Article shall not apply where the Excess Judgment has been incurred due to the fraud or criminal act of a member of the Board of Directors, an officer, an agent or an employee of the Company, or any other person or organization involved in the presentation, defense or settlement of any claim covered hereunder, whether acting individually or collectively or in collusion with any person or organization.

D. Recoveries from any form of insurance or reinsurance, whether separately purchased from another insurance carrier or self insurance issued by the Company to itself, which protects the Company against claims which are the subject matter of this Article, will inure to the benefit of the Reinsurer and shall be first deducted to arrive at the amount of any Excess Judgment hereunder, whether collectible or not.

E. The coverage provided under this Article shall not apply where the laws, regulations or public policy of an applicable jurisdiction would prohibit such coverage. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                    ARTICLE X
                                    ---------

DECLARATORY JUDGMENT EXPENSE
----------------------------

"Declaratory Judgment Expense" as used in this Agreement shall mean legal expenses paid by the Company in the investigation, analysis, evaluation, resolution or litigation of coverage issues between the Company and its insured(s), under policies reinsured hereunder, for a specific loss or losses tendered under such policies, which loss or losses are not excluded under this Agreement.

                                   ARTICLE XI
                                   ----------

DEFINITIONS
-----------

A. "Terrorism Risk Insurance Act" or "Act" as utilized herein shall mean the provisions of the Terrorism Risk Insurance Act of 2002 in place at the inception date of this Agreement, including any rules or regulations applicable thereto. Subsequent amendments to the Act shall not be included within the definition hereunder except as mutually agreed in writing by the parties hereto.

B.       "Insured  Loss(es),"  "Program  Year,"  "Act  of  Terrorism,"  "Insurer
         Deductible"   and  "Insurer"  as  utilized   herein  shall  follow  the
         definitions as provided in the Act.

C. "Company Retained Amount" shall mean amounts covered hereunder which the Company retains net of any amounts paid or payable by the Federal Government

                                                                    No.3154-0031


         for Insured Loss in excess of the Insurer Deductible, all as provided under the Terrorism Risk Insurance Act of 2002.

D. "Agreement Year" as utilized herein, shall mean that period of time from the date of inception to the date of termination of this Agreement as more fully delineated in the Commencement and Termination Article.

                                   ARTICLE XII
                                   -----------

FEDERAL TERRORISM EXCESS RECOVERY
---------------------------------

As respects the Insured Losses of the Insurer for each Program Year, it is hereby agreed that to the extent the Insurer's total reinsurance recoverables for Insured Losses, whether collected or not, combined with the financial assistance available to the Insurer under the Act exceeds the aggregate amount of Insured Losses paid by the Insurer, less any other recoveries or reimbursements, such excess amounts (the "Excess Recovery") shall be allocated to the Company. The allocation to the Company shall be deemed to be an amount equal to the proportion that the Company's Insured Losses bear to the Insurer's total Insured Losses for each Program Year. The Company shall then reimburse the Reinsurer for its share of the Excess Recovery allocated to the Company. The Reinsurer's share of the Excess Recovery shall be deemed to be an amount equal to the proportion that the Reinsurer's payment of Insured Losses under this Agreement bears to the Company's total collected reinsurance recoverables for Insured Losses. The Company also agrees to provide the Reinsurer with all necessary data respecting the transactions covered under this Clause.

                                  ARTICLE XIII
                                  ------------

PREMIUM
-------

A. The premium for the reinsurance provided under this Agreement shall be computed at the rate of 51% of the Company's Gross Net Earned Premium for terrorism on the business reinsured hereunder.

B. The minimum and deposit premium for the reinsurance provided under this Agreement is $360,000.

C. "Gross Net Earned Premium" as used herein means the Company's net premiums written for terrorism (i.e., gross premiums for terrorism less return premiums for terrorism) during the period for which computation is being made, plus the net unearned premiums for terrorism at the beginning of the period, less the net unearned premiums for terrorism at the end of the period; said net unearned premium for terrorism to be computed on the monthly pro rata basis.

D. The minimum and deposit premium stipulated herein shall be fully earned as of the inception date of this Agreement and shall be paid in advance by the Company to

                                                                    No.3154-0031



         the Reinsurer in equal installments on 1/1, and 7/1, during the term of this Agreement.

                                   ARTICLE XIV
                                   -----------

REPORTS AND REMITTANCES
-----------------------

A. The Company will provide the Reinsurer with all necessary data respecting premiums and losses, including reserves thereon, at dates and on forms as indicated below.

B. The Company shall render an account within 45 days after the end of each quarter summarizing the following information, by Agreement Year, relating to reinsurance covered under this Agreement during the 2004 Program Year:

         1. A Statement of premiums including: policy number and effective date; insured name; line of business; total written premium; total unearned premium; written terrorism premium; unearned terrorism premium; ceded terrorism premium.

         2. A Statement of Insured Losses including: company claim number; insured name; claimant name; date of loss or accident; policy number and effective date; line of business; ceded paid loss and Loss Adjustment Expense; ceded subrogation, salvage, reimbursements or other available recoveries; ceded loss and Loss Adjustment Expense reserves; and Property Claim Services catastrophe number (if applicable).

         3. An Account Current summarizing minimum premium paid to date, Insured Losses and Loss Adjustment Expenses paid, any subrogation, salvage, reimbursements or recoveries, and any net balance due either party hereunder.

         The Reinsurer shall remit any balance due the Company as indicated by the aforementioned Account Current, promptly upon the Reinsurer's receipt of the Account Current.

C. Within 45 days after the expiration of this Agreement and at the end of each Agreement Year thereafter, until all premiums are accounted for, the Company shall render to the Reinsurer a statement of the Company's Gross Net Earned Premium for terrorism on business hereunder during the term of this Agreement and a calculation of the premium due hereunder computed by the application of the rate set forth in the Premium Article to the Company's Gross Net Earned Premium for terrorism. If the actual premium owed to the Reinsurer under this Agreement is more than the minimum premium stipulated in the Premium Article, the additional premium shall be forwarded to the Reinsurer with the statement.

                                                                    No.3154-0031


D. The Company shall notify the Reinsurer immediately, in writing, of any loss which may result in a claim under this Agreement equal to or greater than $100,000 to the Reinsurer. In addition, the Company shall immediately provide all claim related information specifically requested by the Reinsurer on any claim reported to the Reinsurer in the monthly report herein.

E. The Company has the obligation to investigate and defend claims or suits affecting this reinsurance and to pursue such claims or suits to final determination. The Company, when so requested, will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense or control of any claim, suit or proceeding involving this reinsurance, and the Company and the Reinsurer shall cooperate in every respect in the defense of such claim, suit or proceeding.

                                   ARTICLE XV
                                   ----------

ERRORS AND OMISSIONS
--------------------

Inadvertent errors or omissions shall not relieve either party from liability which would have attached under the terms of the Company's policy and this Agreement had such error or omission not occurred, provided that, immediately upon discovery the responsible party notifies the other party hereunder in writing and takes prompt corrective action.

                                   ARTICLE XVI
                                   -----------

ACCESS TO RECORDS
-----------------

The Company shall place at the disposal of the Reinsurer and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder and all claims made in connection therewith.

                                  ARTICLE XVII
                                  ------------

RESERVES AND TAXES
------------------

A. The Reinsurer shall maintain legal reserves with respect to claims hereunder.

B. The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                                                    No.3154-0031


                                  ARTICLE XVIII
                                  -------------

OFFSET
------

Each party hereto shall have, and may exercise at any time and from time to time, the right to offset any balance or balances, whether on account of premiums or on account of losses or otherwise, due from such party to the other (or, if more than one, any other) party hereto under this Agreement or under any other reinsurance agreement heretofore or hereafter entered into by and between them, and may offset the same against any balance or balances due or to become due to the former from the latter under the same or any other reinsurance agreement between them; and the party asserting the right of offset shall have and may exercise such right whether the balance or balances due or to become due to such party from the other are on account of premiums or on account of losses or otherwise and regardless of the capacity, whether as assuming insurer or as ceding insurer, in which each party acted under the agreement or, if more than one, the different agreements involved, provided, in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the laws of the insolvent party's state of domicile.

                                   ARTICLE XIX
                                   -----------

INSOLVENCY
----------
(If more than one reinsured company is included in the designation of "Company" the provisions set forth in this Article shall apply only to the insolvent company or companies)

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where this Agreement specifically provides for the payment of reinsurance proceeds to another party in the event of the insolvency of the Company.

                                                                    No.3154-0031


                                   ARTICLE XX
                                   ----------

COMMENCEMENT AND TERMINATION
----------------------------

A. This Agreement shall be effective for the Program Year beginning 12:01 A.M. January 1, 2004 and terminating 12:00 Midnight December 31, 2004, at the location as determined under the Act.

B. The Reinsurer shall be discharged and released of all liability as of the date of termination of this Agreement for any Insured Loss under the Company's policies occurring on or after the date and time of termination of this Agreement unless otherwise directed under applicable provisions of the Act.

C. Notwithstanding the termination of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business hereunder to the end that all the obligations and liabilities incurred by each party hereunder prior to such termination shall be fully performed and discharged.

                                                                    No.3154-0031


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed in duplicate this day of , 2004;

ACCEPTED:
PENN AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY
PENN-PATRIOT INSURANCE COMPANY


____________________________


and in Princeton, New Jersey, this         day of            ,2004.


                                               AMERICAN RE-INSURANCE COMPANY



                                               ____________________________
                                               Vice President


DATED:  June 4, 2004

RG/rg

                                                                    No.3154-0031



      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - No. 1B

     (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurer formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

     (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

     Limited Exclusion Provision.*

         I. It is agreed that the policy does not apply under any liability coverage,

                  to  {  injury,  sickness,  disease,  death or destruction
                         bodily injury or property damage

                  with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy for its termination upon exhaustion of its limit of liability.

         II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

         III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

                  (a)      become effective on or after 1st May, 1960, or

                  (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                  provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:
                  Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)
shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

     Broad Exclusion Provision.*
     It is agreed that the policy does not apply:

         I.       Under any Liability Coverage, to
                            { Injury, sickness,  disease, death or destruction
                              Bodily injury or property damage

                  (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                                                                    No.3154-0031



                  (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

         II.      Under   any   Medical   Payments   Coverage,   or  under   any
                  Supplementary Payments Provision relating to { immediate medical or surgical relief, to expenses incurred with respect
                       first  aid,
                  to { bodily injury, sickness, disease or death
                                      resulting  from the  hazardous  properties
                       of  bodily  injury
                  nuclear material and arising out of the operation of nuclear facility by any person or organization.

         III. Under any Liability Coverage, to { injury, sickness, disease, death or destruction bodily injury or property damage resulting from the hazardous properties of nuclear material, if

                  (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                  (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                  (c)      the { injury, sickness, disease, death or destruction
                                 bodily  injury or property  damage

                           arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to { injury to or destruction of property at such nuclear  facility.
                             property damage to such nuclear facility and any property thereat.

         IV.      As used in this endorsement:

                  "hazardous properties" include radioactive, toxic or explosive properties; "nuclear materials" means source material, special nuclear material or byproduct material; "source material," "special nuclear material," "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

                  (a)      any nuclear reactor,

                  (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                  (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                  (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                                                                    No.3154-0031


                  and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "Property damage" includes all forms of radioactive contamination of property.

         V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph
                  (3) shall not be applicable to

                  (i)      Garage  and   Automobile   Policies   issued  by  the
                           Reassured on New York risks, or

                  (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

     (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.
--------------------------------------------------------------------------------
     * NOTE: The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

                                                                    No.3154-0031



                       NUCLEAR INCIDENT EXCLUSION CLAUSE--
                       PHYSICAL DAMAGE--REINSURANCE--NO. 2

         (1) This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         I. Nuclear reactor power plants including all auxiliary property on the site, or

         II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

         III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

         IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

         (3) Without in any way restricting the operations of paragraphs (1) and
(2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

              (a) where  Reassured  does not have  knowledge of such nuclear reactor power plant or nuclear installation, or

              (b) where  said  insurance  contains  a  provision  excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

         (4) Without in any way restricting the operations of paragraphs (1),
(2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

         (5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

         (6) The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

         (7) Reassured to be sole judge of what constitutes:

                  (a)      substantial quantities, and

                  (b)      the extent of installation, plant or site.

                                                                    No.3154-0031


     Note.--Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:
         (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply,
         (b) With respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                                                                    No.3154-0031



        NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE AND LIABILITY
              (BOILER AND MACHINERY POLICIES) - REINSURANCE - No. 3

         (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all original Boiler and Machinery Insurance contracts of the Reassured (new, renewal and replacement) shall be deemed to include the following provisions of this paragraph.

                This Policy does not apply to "loss," whether it be direct or indirect, proximate or remote

                (a) from an Accident caused directly or indirectly by nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled; or

                (b) from nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, caused directly or indirectly by, contributed to or aggravated by an Accident.

         (3) However, it is agreed that loss arising out of the use of Radioactive Isotopes in any form is not hereby excluded from reinsurance protection.

         (4) Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

                (a) all policies issued by the Reassured to become effective on or before 30th April, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 30th April, 1961, whichever first occurs, whereupon all the provisions of this Clause shall apply,

                (b) with respect to any risk located in Canada policies issued by the Reassured to become effective on or before 31st December, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1960, whichever first occurs, whereupon all the provisions of this Clause shall apply.

                                                                    No.3154-0031


   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - CANADA

           Applicable to policies in effect prior to January 1, 1985.

         1. This Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

         2. Without in any way restricting the operation of paragraph 1 of this clause, this Contract does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

                  (1) Nuclear reactor power plants including all auxiliary property on the site, or

                  (2) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

                  (3) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

                  (4) Installations other than those listed in (3) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

         3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate.

         (a) where the Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

         (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

         4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Contract does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

         5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

         6. The term "prescribed substances" shall have the meaning given it by the Atomic Energy Control Act R.S.C. 1946 c.37 or by any law amendatory thereof.

         7. The Reassured to be sole judge of what constitutes:

                  (a) substantial quantities, and

                  (b) the extent of installation, plant or site.

                                                                    No.3154-0031


         NOTE:- Without in any way restricting the operation of paragraph 1 of this clause, it is agreed that policies issued by the Reassured effective on or before 31st December 1958 shall be free from the application of the other provisions of this clause until expiry date or 31st December 1961, whichever first occurs, whereupon all the provisions of this clause shall apply.

                                                                    No.3154-0031




      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - CANADA

           Applicable to policies in effect prior to January 1, 1985.

         1. This Contract does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of the following classes, namely,

                  Personal Liability,

                  Farmers Liability,

                  Storekeepers Liability,

which become effective on or after 31st December, 1962, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Limited Exclusion Provision

                  This Policy does not apply to injury, sickness, disease, death, damage or destruction with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  With respect to property, loss of use of such property shall be deemed to be damage to or destruction of property.

         3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Contract all the original liability contracts of the Reassured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December, 1962, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Broad Exclusion Provision

                  This Policy does not apply to injury, sickness, disease, death, damage or destruction

                           (a) with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear

                                    Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                           (b) resulting directly or indirectly from the nuclear energy hazard arising from:

                                    (1)     the     ownership,      maintenance,
                                            operation   or  use  of  a   nuclear
                                            facility  by  or  on  behalf  of  an
                                            Insured;


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


                                                                    No.3154-0031


                                    (2)     the  furnishing  by  an  Insured  of
                                            services,    materials,   parts   or
                                            equipment  in  connection  with  the
                                            planning, construction, maintenance,
                                            operation  or  use  of  any  nuclear
                                            facility; and

                                    (3)     the   transportation,   consumption,
                                            possession,  handling,  disposal  or
                                            use of radioactive  material  (other
                                            than   radioisotopes   away  from  a
                                            nuclear  facility)  sold,   handled,
                                            used or distributed by an Insured.

                           As used in this Endorsement:

                                    (i)     The  term  "nuclear  energy  hazard"
                                            means   the   radioactive,    toxic,
                                            explosive    or   other    hazardous
                                            properties of radioactive material;

                                    (ii)    The  term   "radioactive   material"
                                            means uranium,  thorium,  plutonium,
                                            neptunium,      their     respective
                                            derivatives      and      compounds,
                                            radioactive    isotopes   of   other
                                            elements  and any  other  substances
                                            that the Atomic Energy Control Board
                                            may,  by  regulation,  designate  as
                                            being prescribed  substances capable
                                            of releasing  atomic  energy,  or as
                                            being  requisite for the production,
                                            use or application of atomic energy;

                                    (iii)   The term "nuclear facility" means:

                                            (a)      any  apparatus  designed or
                                                     used  to  sustain   nuclear
                                                     fission         in        a
                                                     self-supporting       chain
                                                     reaction  or to  contain  a
                                                     critical mass of plutonium,
                                                     thorium  and uranium or any
                                                     one or more of them;

                                            (b)      any   equipment  or  device
                                                     designed  or  used  for (i)
                                                     separating  the isotopes of
                                                     plutonium,    thorium   and
                                                     uranium  or any one or more
                                                     of them, (ii) processing or
                                                     utilizing  spent  fuel,  or
                                                     (iii) handling,  processing
                                                     or packaging waste;

                                            (c)      any   equipment  or  device
                                                     used for   the  processing,
                                                     fabricating or  alloying of
                                                     plutonium,   thorium    and
                                                     uranium or any  one or more
                                                     of them if at  any time the
                                                     total   amount   of    such
                                                     material in the  custody of
                                                     the insured at the premises
                                                     where  such   equipment  or
                                                     device is  located consists
                                                     of or  contains  more  than
                                                     25  grams  of  plutonium or
                                                     uranium    233    or    any
                                                     combination   thereof,   or
                                                     more than   250   grams  of
                                                     uranium 235;

                                            (d)      any    structure,    basin,
                                                     excavation,   premises   or
                                                     place  prepared or used for
                                                     the  storage or disposal of
                                                     waste radioactive material;



                                            and  includes  the site on which any
                                            of   the   foregoing   is   located,
                                            together    with   all    operations
                                            conducted  thereon and all  premises
                                            used for such operations.

                                                                    No.3154-0031



                                    (iv)    With  respect to  property,  loss of
                                            use of such property shall be deemed
                                            to be  damage to or  destruction  of
                                            property.

                                                                    No.3154-0031


   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - CANADA

                                     Rev. 83

     Applicable to policies becoming effective on and after January 1, 1985.

                                   (See Note)

1. This Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

         (1) Nuclear reactor power plants including all auxiliary property on the site, or

         (2) Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

         (3) Installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

         (4)      Installations  other  than  those  listed in (3)  above  using
                  substantial   quantities  of  radioactive  isotopes  or  other
                  products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate.

                  (a) where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

                  (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given it by the Atomic Energy Control Act R.S.C. 1974 or by any law amendatory thereof.

7. The Company to be sole judge of what constitutes:

                  (a)      substantial quantities, and

                  (b)      the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer caused by any nuclear incident as defined in The Nuclear Liability Act, nuclear explosion or contamination by radioactive material.

                                                                    No.3154-0031



NOTE: In addition, this clause is applicable to all original contracts of the Company in effect on and after January 1, 1985 whether new, renewal or replacement which incorporate a nuclear incident/radioactive contamination exclusion as contained in Form IBC 1105 1-82.

                                                                    No.3154-0031


        NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY -REINSURANCE CANADA
                                     REV. 83
     Applicable to policies becoming effective on and after January 1, 1985.
                                   (See Note)

         1. This Agreement does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         2. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of the following classes, namely,

                           Personal Liability,
                           Farmers Liability,
                           Storekeepers Liability,

which become effective on or after 31st December, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Limited Exclusion Provision

                  This Policy does not apply to injury, sickness, disease, death, damage or destruction with respect to which an Insured under this Policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is named in such contract or not and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  With respect to property, loss of use of such property shall be deemed to be damage to or destruction of property.

         3. Without in any way restricting the operation of paragraph 1 of this clause it is agreed that for all purposes of this Agreement all the original liability contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts), which become effective on or after 31st December, 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:-

         Broad Exclusion Provision

                  It is agreed that this policy does not apply:

                           (a) to liability imposed by or arising under the Nuclear Liability Act; nor

                           (b) to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

                           (c)      to   bodily   injury  or   property   damage
                                    resulting directly or indirectly from the nuclear energy hazard arising from:

                                                                    No.3154-0031


                                   (i) the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;
                                   (ii) the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation  or  use  of  any  nuclear
                                            facility; and
                                   (iii) the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or
                                            industrial       purpose)      used,
                                            distributed,  handled  or sold by an
                                            insured.

                                    As used in this policy:

                                    1.      The  term  "nuclear  energy  hazard"
                                            means   the   radioactive,    toxic,
                                            explosive    or   other    hazardous
                                            properties of radioactive material;
                                    2.      The  term   "radioactive   material"
                                            means uranium,  thorium,  plutonium,
                                            neptunium,      their     respective
                                            derivatives      and      compounds,
                                            radioactive    isotopes   of   other
                                            elements  and any  other  substances
                                            that the Atomic Energy Control Board
                                            may,  by  regulation,  designate  as
                                            being prescribed  substances capable
                                            of releasing  atomic  energy,  or as
                                            being  requisite for the production,
                                            use or application of atomic energy;
                                    3.      The term "nuclear facility" means:

                                            (a)      any  apparatus  designed or
                                                     used  to  sustain   nuclear
                                                     fission         in        a
                                                     self-supporting       chain
                                                     reaction  or to  contain  a
                                                     critical mass of plutonium,
                                                     thorium  and uranium or any
                                                     one or more of them;

                                            (b)      any   equipment  or  device
                                                     designed  or  used  for (i)
                                                     separating  the isotopes of
                                                     plutonium,    thorium   and
                                                     uranium  or any one or more
                                                     of them, (ii) processing or
                                                     utilizing  spent  fuel,  or
                                                     (iii) handling,  processing
                                                     or packaging waste;

                                             (c)     any  equipment   or  device
                                                     used  for  the  processing,
                                                     fabricating  or alloying of
                                                     plutonium,    thorium    or
                                                     uranium   enriched   in the
                                                     isotope  uranium  233 or in
                                                     the isotope uranium 235, or
                                                     any  one or more of them if
                                                     at   any   time  the  total
                                                     amount of  such material in
                                                     the  custody of the insured
                                                     at  the premises where such
                                                     equipment    or   device is
                                                     located   consists  of  or
                                                     contains more than 25 grams
                                                     of plutonium or uranium 233
                                                     or any combination thereof,
                                                     or  more  than 250 grams of
                                                     uranium 235;

                                            (d)      any    structure,    basin,
                                                     excavation,   premises   or
                                                     place  prepared or used for
                                                     the  storage or disposal of
                                                     waste radioactive material;

                                                                    No.3154-0031


                                            and  includes  the site on which any
                                            of   the   foregoing   is   located,
                                            together    with   all    operations
                                            conducted  thereon and all  premises
                                            used for such operations.

                                    4.      The  term  "fissionable   substance"
                                            means any prescribed  substance that
                                            is, or from which can be obtained, a
                                            substance   capable   of   releasing
                                            atomic energy by nuclear fission.

                                    5.      With  respect to  property,  loss of
                                            use of such property shall be deemed
                                            to be  damage to or  destruction  of
                                            property.

         NOTE: In addition, the clause is applicable to all the original liability contracts of the Company in effect after January 1, 1985 whether, new, renewal or replacement of any class whatsoever, (other than Personal Liability, Farmers Liability, Storekeepers Liability or Automobile Liability contracts) which incorporate a Nuclear Energy Liability Exclusion as contained in Form IBC 2000 1-83.

                                                                    No.3154-0031


CANADA
------

            NUCLEAR EXCLUSION CLAUSE - PHYSICAL DAMAGE AND LIABILITY

                  (BOILER AND MACHINERY POLICIES) - REINSURANCE

         (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all original Boiler and Machinery Insurance or Reinsurance contracts of the Reassured shall be deemed to include the following provisions of this paragraph;

         This Policy does not apply to loss, whether it be direct or indirect, proximate or remote

                  (a) from an Accident caused directly or indirectly by nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled; or

                  (b) from nuclear reaction, nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, caused directly or indirectly by, contributed to or aggravated by an Accident.

         (3) However, it is agreed that loss arising out of the use of Radioactive Isotopes in any form hereby excluded from reinsurance protection.

         (4) Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that policies issued by the Reassured effective on or before 31st December, 1958, shall be free from the application of the other provisions of this Clause until expiry date or 31st December, 1961, whichever first occurs, whereupon all the provisions of this clause shall apply.